SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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   Date of Report (Date of earliest event reported):  April 8, 1997


                               BNH BANCSHARES, INC.
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              (Exact Name of Registrant as Specified in its Charter)


         CONNECTICUT              0-14018              06-1126899
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       (State or Other           (Commission         (I.R.S. Employer
       Jurisdiction of           File Number)       Identification No.)
       Incorporation)



               209 Church Street, New Haven, Connecticut      06510
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               (Address of Principal Executive Offices)     (Zip Code)


                                 (203) 498-3500
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                         (Registrant's telephone number,
                              including area code)

Item 5.  Other Events.

     On April 8, 1997, BNH Bancshares, Inc. (the "Company") announced that it is a party to a definitive merger agreement (the "Agreement") pursuant to which Citizens Bank of Connecticut, a subsidiary of Citizens Financial Group, Inc., will acquire all of the outstanding shares of stock of the Company (other than certain shares to be canceled pursuant to the Agreement and any objecting shares) for $57.2 million, or $15.50 per share. A copy of the Agreement is attached hereto as Exhibit 2.

     The acquisition, which is subject to shareholder and regulatory approval, will be the fourth Connecticut acquisition by Citizens since 1993 and the 11th overall in the company's four-state franchise. When completed, the acquisition will make Citizens Bank of Connecticut a $1.75 billion bank with 42 branch offices. Assuming the required approvals are obtained, the transaction is expected to be completed in the summer of 1997.

     Citizens Financial Group, Inc. is a $16 billion financial services company headquartered in Providence, RI, with 250 offices operating as Citizens Bank in Connecticut, Massachusetts, New Hampshire and Rhode Island. Citizens is 76.5 percent owned by The Royal Bank of Scotland plc, with the remaining interest held by Bank of Ireland.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b)  --  Inapplicable.

(c)   Exhibits

(2) Agreement and Plan of Merger by and among Citizens Bank of Connecticut, BNH Bancshares, Inc., and Bank of New Haven, dated as of April 8, 1997.



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BNH BANCSHARES, INC.,
                                 Registrant


                               By /s/ John F. Trentacosta
                                 -------------------------
                                  John F. Trentacosta
                                  Executive Vice President and
                                  Chief Financial Officer



DATED:  April 8, 1997

                            EXHIBIT INDEX



EXHIBIT NO.                                                       PAGE


    (2) Agreement and Plan of Merger by and among Citizens Bank of Connecticut, BNH Bancshares, Inc., and Bank of New
          Haven, dated as of April 8, 1997.

        Note:   The Exhibits and Schedules to the Agreement have been
        omitted. The following list briefly identifies the contents of all omitted Exhibits and Schedules, which are available from the Company upon request.

        Exhibit I. Form of Agreement and Plan of Merger between Citizens Bank of Connecticut and Bank of New Haven.

        Exhibit II.     Agreement Regarding Company Option Plans

        Disclosure Schedule:
        Section 3.01(b)        List of all subsidiaries of the Company

        Section 3.03(c)        Stock Options Table

        Section 3.11           Litigation

        Section 3.12           Employee Benefit Plans

        Section 3.16           Certain Contracts

        Section 3.17           Delinquent loans

        Section 3.18           Investment Securities

        Section 3.19           Derivative Securities

        Section 3.21           Environmental